SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)	November 17, 2000

GEORGIA-PACIFIC CORPORATION (Exact Name of Registrant as Specified in its Charter)

GEORGIA (State or Other Jurisdiction of Incorporation)	1-3506 (Commission File Number	93-0432081 (IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

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Item 5. Other Events.

On November 17, 2000, the Georgia-Pacific Corporation (the "Company") issued a press release confirming that it has executed agreements with a group of banks to finance the acquisition of Fort James Corp. (NYSE: FJ) pursuant to the previously announced merger agreement between the two companies. The financing agreements permit Georgia-Pacific to borrow up to $9.15 billion.

On November 20, 2000 the Company issued a press release announcing that there has been no change in its present or foreseeable future liabilities from personal-injury claims related to exposure to asbestos-containing products it manufactured.

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Item 7. Financial Statements, Pro Forma Financial Information
                      and Exhibits.

(c)	Exhibits
	99.1	Press release issued by Georgia-Pacific Corporation confirming financing agreements on November 17, 2000.

	99.2	Press release issued by Georgia-Pacific Corporation providing details of asbestos liability on November 20, 2000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-PACIFIC CORPORATION (Registrant)

Dated: November 20, 2000	By: /s/ Kenneth F. Khoury Kenneth F. Khoury Vice President, Deputy General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No. Sequentially Numbered Description

99.1	Press release issued by Georgia-Pacific Corporation confirming financing agreements on November 17, 2000.
99.2	Press release issued by Georgia-Pacific Corporation providing details of asbestos liability on November 20, 2000.